UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21556

Perritt Funds, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Michael J. Corbett, 300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2012

Date of reporting period:  April 30, 2012

Item 1. Reports to Stockholders.

MicroCap
Opportunities
Fund

Ultra
MicroCap
Fund

Semi-Annual Reports
April 30, 2012
(Unaudited)

The PERRITT MICROCAP OPPORTUNITIES FUND will, under normal circumstances, invest at least 80% of its assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $500 million.  The Fund seeks to invest in micro-cap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management, and possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs.  Investors should expect the Fund to contain a mix of both value and growth stocks.

The PERRITT ULTRA MICROCAP FUND will, under normal circumstances, invest at least 80% of its assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $300 million (referred to as “micro-cap” companies). The Fund seeks to invest in micro-cap companies that have a high percentage of their shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and/or earnings, and possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values. The micro-cap companies in which the Fund may invest include “early stage” companies, which are companies that are in a relatively early stage of development with market capitalizations that are below $50 million. At times, the Fund may also invest in unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

Table of Contents

Semi-Annual Reports
April 30, 2012
(Unaudited)

Perritt Capital Management, Inc.
From the desk of Dr. Gerald W. Perritt, Founder and Vice President	2

Perritt MicroCap Opportunities Fund
From the Desk of Michael Corbett, President	4
Performance	8
Ten Largest Common Stock Holdings	10
Allocation of Portfolio Investments	11
Schedule of Investments	12
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	20
Expense Example	25

Perritt Ultra MicroCap Fund
From the Desk of Michael Corbett, President	27
Performance	30
Ten Largest Common Stock Holdings	32
Allocation of Portfolio Investments	33
Schedule of Investments	34
Statement of Assets and Liabilities	38
Statement of Operations	39
Statements of Changes in Net Assets	40
Financial Highlights	41
Notes to Financial Statements	42
Expense Example	48

Perritt Funds
Advisory Agreements	50
Directors and Officers	52
Information	56

From the Desk of Doctor Gerald W. Perritt

Dr. Gerald W. Perritt
Founder and Vice President
Perritt Capital Management

Bonds Could Be Time Bombs

The Investment Company Institute recently reported that $408 billion was redeemed from U.S. equity mutual funds between 2007 and 2011 and $792 billion was invested in U.S. bond funds in the same period.  Despite historically low interest rates, investors continue to direct billions of dollars to the bond market each and every month.  Given what has happened to the economy and the world’s stock markets since the turn of the twenty-first century, the “safety first” desire of investors is understandable.

Since the onset of Y2K, large cap stocks have provided a paltry 0.6% average annual return.  (See accompanying table.)  On the other hand, long-term Treasury bond investors have reaped a hefty 9.5% average annual return, which far outpaced the 2.5% annual expansion in the Consumer Product Index.  Even more amazing is the fact that from 1982 through 2011 long-term government bonds returned a whopping 11.0% per year during that 30-year period.  That return matched the average annual return of the large-cap dominated S&P 500 Index.  Furthermore, the largest annual loss posted by long-term government bonds was a mere 9% versus a whopping 37% annual decline experienced by common stocks during the same period.  Certain investors could benefit from high average annual returns and limited downside risk.

I can’t fault investors’ jaundiced view of the stock market these days.  Despite its recent gains, the S&P 500 Index at 1400 is still 20% below its 1522 high reading in early 2000.  Even if you factor in cash dividends, a large-cap investor’s portfolio has a purchasing power (CPI)  that is 20.6% below where it stood at the beginning of 2000.

If you are one of those who are stuffing your available cash in the bond market or are thinking of abandoning the stock market in favor of an all-bond portfolio, I offer you more than a few words of caution.  First, bond returns according to Bank of America Merrill Lynch Bond indices, have not beaten stock returns as measured by the S&P 500 Index for any 30-year period since 1861 until the period ending September 30, 2011 (according to Jeremy Siegal, a finance professor at the University of Pennsylvania).  Second, the bond market’s stellar 11% average annual return during the 1982-2011 period began with long-term bond yields near a historic high of 13.34%.  (All seasoned bond investors know that bond prices rise when interest rates fall and vice-versa.)  Third, at a current yield of 3.4%, long-term bond yields are near a historic low.  Before you begin to dump your capital into the bond market, you must ask where interest rates are likely to go.  We believe that when rates are at historic highs, probability favors the next move being a decline, when they are at historic lows, the odds favor the next move being to the upside.

Here are a few illustrations of what could happen if long-term interest rates head to the upside.  Suppose you invest in a 30-year government bond with a 3.4% yield.  Suppose that interest rates rise to 5.0%.  If so, the price of that 30-year bond will decline by approximately 25%.  That rivals the stock market’s largest annual decline of 43.34% in 1931.  Even if interest rates rise a modest 60 basis points (to 4%), the value of a 30-year government bond will decline by slightly more than 10%.  In other words, you shouldn’t be fooled by the seemingly low risk government bonds offer.

Of course, if you invest in a 30-year government bond and hold it to maturity, you will ultimately receive the return of your initial investment while pocketing 3.4% annually in the interim.  So, what’s the risk?  Even though you receive every dollar of your initial investment at maturity, inflation will erode its purchasing power.  For example, if inflation averages a modest 2.0% annually during the next 30 years, the purchasing power of your initial investment will have declined by 45%.  In addition, the purchasing power of each year’s interest payment will also decline.  In other words, you could lose a substantial portion of your wealth even if you hold bonds until they mature.

I have always been an equity investor.  However, to mitigate the risk of loss, I have frequently parked some cash in short-term income paying securities such as CD’s, T-Bills and money market funds.  The greater my needs for cash in the short-term, the greater have been my near-cash investments.  Although that strategy has reduced my long-term investment returns, the distaste for lower returns has been more than offset by the pleasure of knowing that I’ll have cash when it’s needed.  Furthermore, that strategy has allowed me to stay the course with my equity investments through thick and thin.

Gerald W. Perritt

Investment Returns 2000-2011

	Annual	Annual	Total	Inflation-
	Nominal	Real	12-year	Adjusted
	Return	Return	Return	Total Return
Large Cap Stocks	0.6%	-1.9%	7.4%	-20.6%
Small Cap Stocks	7.3	4.8	132.9	75.5
Long Term Corp Bonds	8.9	6.4	178.2	110.5
Long Term Gov’t Bonds	9.5	7.0	197.1	125.2
T-Bills	2.3	-0.2	31.4	-2.4
Inflation	2.5	—	—	—

Small company stocks defined as the bottom quintile of securities ranked by market capitalization from 1926-2009.  Large company stocks are represented by the S&P 500 index.  Long-term Government Bonds are constructed with data from The Wall Street Journal. To the greatest extent possible, a one-bond portfolio with a term of approximately 20 years and a reasonable coupon was used each year.   For the U.S. Treasury Bill index, data from The Wall Street Journal are used.  Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed.  The Consumer Price Index for All Urban Consumers is used to measure inflation   Source: Ibbotson & Associates  Stocks, Bonds, Bills and Inflation Yearbook, 2012 Real return is the annual percentage return realized on an investment, which is adjusted for changes in prices due to inflation or other external effects. This method expresses the nominal rate of return in real terms, which keeps the purchasing power of a given level of capital constant over time.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Long-term Bonds are considered bonds with a maturity period of more than 15 years.

Perritt Capital Management, Inc.

President’s Message

Michael Corbett
President
Perritt MicroCap
Opportunities Fund

The Perritt MicroCap Opportunities Fund posted a 16.44 percent gain during the past six months ended April 30, 2012, which compares favorably to the 11.02 percent gain for the benchmark Russell 2000 Index and the 14.13 percent gain for the Russell MicroCap Index.  While the Fund lagged its benchmark during the past year and past five years, its 10-year, 15-year, and 20-year performance results remain firmly ahead of all major benchmark returns.  Performance results for the Perritt MicroCap Opportunities Fund, Russell 2000 Index and the Russell Microcap Index can be found on page 9 of this report.

While the Fund’s performance during the past year was disappointing, the Fund’s performance during the past six months was strong.  We remain confident in how we have structured the portfolio.  As long-term shareholders know, we build the Fund’s portfolio from the bottom up based on a fundamental analysis of financial statements and in-person meetings with company management teams, so we do not base investments on a macro outlook.  However, a look at how our portfolios are structured does provide an understanding of where we are finding the most attractive valuations.  There is a greater allocation to cyclical companies in our portfolio today as compared to ten years ago.  As you can see in the pie chart on page 11, a little more than 14 percent of our portfolio is invested in defensive sectors such as consumer staples, health care, utilities or cash.  Ten years ago this number was over 30 percent.  This demonstrates our outlook that the business cycle is on the mend and that more economically sensitive small companies are beginning to thrive.  While our cyclical bias detracted from performance somewhat in the past year, the top three sector contributors to performance in the past six months are technology, energy and industrials.

Many investors have asked us if the JOBS Act (Jump-Start Our Business Start-Ups) would benefit the small-cap universe.  The act was passed on April 5 and is related to   companies with annual revenues of less than $1 billion that meet certain debt and market capitalization requirements.  The major benefit of the JOBS Act is that eligible companies will have a reduced regulatory burden which should help them reduce costs, including those related to Sarbanes-Oxley requirements.  The law also allows them to make fewer financial disclosures, use a new, confidential SEC review process for IPOs and lets their bankers communicate more freely with potential investors.  While the original intention of this law was to help create jobs, the initial results have helped some companies to go public in a non-traditional and low-cost manner, such as reverse mergers and spin-offs.  According to some skeptics, these companies are not job creators.  While that may or may not be true, when more companies go public in non-traditional ways it does create more opportunities for micro-cap investors.

The reduction of regulatory expenses can be a major benefit for small companies because cost savings can translate to improvements in the bottom line.  Remember that regulations such as Sarbanes-Oxley are very cost prohibitive for small companies.  In some instances, regulatory-related costs are equal to a significant portion of annual earnings.  As written, the JOBS Act appears to mainly impact newly listed companies.  However, we believe this law might eventually expand to benefit all smaller companies as it can easily be shown that the greatest cost-reduction (and job creating) benefits will be realized once the regulatory burden is lifted on current companies as well.

During the past six months, we sold 12 names from the portfolio for various reasons.  Four of the companies were sold after receiving buy-out offers: Force Protection, Flanders Corporation, Edelman Financial Group and Midas.  We sold Vivus (VVUS) after the company received initial approval from the FDA for its diet pill, Qnexa.  The company’s stock nearly doubled after the announcement from the FDA, and we consequently sold due to the fact that the company’s market capitalization was greater than $2.0 billion, which is one of our sell disciplines.  Ultimately, we made nearly 150 percent from our initial investment.  We also sold Transcend Services (TRCR) after it reached our price target.  The remaining six companies were sold due to reporting disappointing operating results.

As of April 30, 2012, the Fund’s portfolio contained the common stocks of 120 companies, 8 of which were added during the past six months.  The Fund’s 10 largest holdings and detailed descriptions can be found on page 10 of this report.  Based on our earnings estimate, the Fund’s portfolio is trading at approximately 15 times 2012 earnings and slightly less than12 times 2013 earnings estimate.  Stocks in the portfolio are priced at 0.7 times average revenue and the median market capitalization is approximately $201 million.  Finally, the average stock in the Fund is trading at slightly more than 1.2 times book value.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  We remain dedicated to investing in quality micro-cap companies at attractive valuations.  If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800) 331-8936 or visit our web site at www.perrittmutualfunds.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett
President

Michael Corbett joined the firm in 1990 as a research analyst. He was appointed co-manager of the MicroCap Opportunities Fund in 1996 and President of the Fund in 1999. A graduate of DePaul University, Mr. Corbett has been President of the Ultra MicroCap Fund since its inception. He is responsible for the daily operations of both funds and assumed the lead portfolio management duties of both the MicroCap Opportunities Fund and Ultra MicroCap Fund in October 2010.

Perritt MicroCap Opportunities Fund

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

The information provided herein represents the opinion of Perritt Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Diversification does not guarantee a profit nor protect against risks in a declining market.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity market.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell Microcap index is a capitalization weighted index of 2,000 small-cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks. Book Value is the net asset value of a company, calculated by subtracting total liabilities from total assets.  Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

One cannot invest directly in an index.

Market Capitalization: The total dollar market value of all of a company’s outstanding shares.

Price-to-Sales: Current share price divided by revenue per share for the trailing 12 months.

Price-to-Book: Current share price divided by the latest quarter’s book value per share.

Price-to-Earnings: Current share price divided by trailing twelve-month earnings.  Book value is the value at which an asset is carried on a balance sheet.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The Perritt Funds are distributed by Quasar Distributors, LLC.

(This Page Intentionally Left Blank.)

Perritt MicroCap Opportunities Fund

Performance* (Unaudited)	April 30, 2012

Perritt MicroCap Opportunities Fund versus
Russell 2000® Index and Russell MicroCap® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell MicroCap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  The graph does not imply any future performance.

Performance* (Unaudited) Continued	April 30, 2012

Cumulative Total Returns**
Periods ended April 30, 2012 (Unaudited)

	Past	Past	Past	Past	Past	Past	Past
	6 Months	1 Year	3 Years	5 Years	10 Years	15 Years	20 Years
Perritt MicroCap
Opportunities Fund	16.44%	(7.06)%	73.92%	(3.12)%	125.42%	342.11%	567.03%

Russell 2000® Index	11.02%	(4.25)%	74.28%	7.47%	82.26%	189.03%	447.97%
(reflects no deduction
for fees and expenses)

Russell
MicroCap® Index	14.13%	(4.91)%	72.23%	(8.35)%	68.79%	N/A	N/A
(reflects no deduction
for fees and expenses)

Average Annual Total Returns**
Periods ended April 30, 2012 (Unaudited)

	Past	Past	Past	Past	Past	Past
	1 Year	3 Years	5 Years	10 Years	15 Years	20 Years
Perritt MicroCap
Opportunities Fund	(7.06)%	20.26%	(0.63)%	8.47%	10.42%	9.95%

Russell 2000® Index	(4.25)%	20.34%	1.45%	6.19%	7.33%	8.88%
(reflects no deduction for
fees and expenses)

Russell MicroCap® Index	(4.91)%	19.87%	(1.73)%	5.37%	N/A	N/A
(reflects no deduction for
fees and expenses)

The Perritt MicroCap Opportunities Fund’s annualized expense ratio for the period ended February 29, 2012, as stated in the statutory prospectus, was 1.23%.  The Fund imposes a 2% redemption fee on shares held for less than 90 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-331-8936.

** The graph and tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited)

Global Cash Access Holdings, Inc. (GCA) provides cash access and data intelligence services and solutions to the gaming industry in the United States and internationally. It sells its products and services primarily through direct sales force to traditional land-based casinos, riverboats and cruise ships with gaming operations.

BioScrip, Inc. (BIOS) is a leading provider in comprehensive, cost-effective pharmaceutical and homecare solutions. The company partners with healthcare payors, pharmaceutical manufacturers, government agencies, physicians and patients to deliver affordable healthcare medications, programs and home health services to enhance patient quality of life.

GP Strategies Corp. (GPX) provides customized training solutions focused on performance improvement initiatives, as well as consulting, engineering, and technical services in the United States, the United Kingdom, and internationally.

Aceto Corp. (ACET) engages in the sourcing, regulatory support, marketing, and distribution of pharmaceutical intermediates and active ingredients, finished dosage form generics, nutraceutical products, agricultural protection products, and specialty chemicals worldwide. The company operates in three segments: Health Sciences, Specialty Chemicals, and Agricultural Protection Products.

VAALCO Energy, Inc. (EGY) engages in the acquisition, exploration, development, and production of crude oil and natural gas. The company owns producing properties and conducts exploration activities as an operator of consortiums internationally in Gabon and Angola. It also operates three shale properties in the United States located in Montana and Texas.

John B. Sanfilippo & Son, Inc. (JBSS) engages in the processing and marketing of tree nuts and peanuts in the United States. It offers raw and processed nuts, including peanuts, almonds, Brazil nuts, pecans, pistachios, filberts, cashews, English walnuts, black walnuts, pine nuts, and macadamia nuts. The company provides its products under various private labels, as well as under the Fisher, Orchard Valley Harvest, and Sunshine Country brand names.

iPass Inc. (IPAS) provides enterprise mobility services primarily in the United states, Europe, the Middle East, Africa, and the Asia Pacific. Its enterprise mobility services include cost analysis, reporting, and policy compliance management tools, and Wi-Fi network access to enterprise customers.

Innodata Isogen, Inc. (INOD) provides publishing and related information technology, and consulting services that help media, publishing, and information services companies to create, manage, and distribute their products. The company offers its publishing services to manufacturers of reading devices in the eBook market, as well as to manufacturers of tablet computers.

Matrix Service Company (MTRX) provides construction, and repair and maintenance services primarily to the energy and energy related industries in the United States and internationally. It serves integrated oil companies, independent petroleum refiners, power companies, engineering firms, general contractors, and petrochemical and industrial gas companies, as well as pipeline, terminal, and oil and gas marketing companies.

Ten Largest Common Stock Holdings (Unaudited) Continued

TGC Industries, Inc. (TGE) provides geophysical services for clients in the oil and gas business in the United States and Canada. It operates 8 seismic crews in the lower 48 states in the United States, as well as 2 crews in Canada.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	April 30, 2012

Perritt MicroCap Opportunities Fund

Schedule of Investments	April 30, 2012 (Unaudited)

Shares	COMMON STOCKS – 93.62%	Value
Aerospace & Defense – 1.87%
256,300	CPI Aerostructures,
	Inc.(a)	$4,149,497
220,322	Ducommun, Inc.(a)	2,599,800
		6,749,297
Auto Parts & Equipment – 0.52%
26,100	Miller Industries, Inc.	428,040
427,281	SORL Auto Parts,
	Inc.(a)	1,439,937
		1,867,977
Building Materials – 0.75%
240,000	Insteel Industries,
	Inc.	2,728,800
Business Services – 9.90%
210,000	Barrett Business
	Services, Inc.	4,158,000
364,000	Datalink Corp.(a)	3,705,520
353,380	GP Strategies Corp.(a)	5,929,717
874,160	Innodata Isogen,
	Inc.(a)	4,816,622
661,500	Official Payments
	Holdings, Inc.(a)	3,142,125
600,000	PRGX Global, Inc.(a)	3,792,000
489,000	RCM Technologies,
	Inc.(a)	2,655,270
171,000	Rentrak Corporation(a)	3,235,320
240,000	The Dolan
	Media Co.(a)	1,922,400
163,513	Virtusa Corp.(a)	2,467,411
		35,824,385
Chemical & Related Products – 4.42%
565,000	Aceto Corporation	5,085,000
250,500	KMG Chemicals, Inc.	4,318,620
414,707	Omnova Solutions,
	Inc.(a)	3,251,303
403,058	Penford Corp.(a)	3,345,381
		16,000,304
Computers & Electronics – 3.10%
278,750	Astro-Med, Inc.	2,334,531
303,772	Cyberoptics Corp.(a)	3,004,305
580,000	PC-Tel, Inc.	3,961,400
209,350	Rimage Corporation	1,902,992
		11,203,228
Construction & Engineering – 3.41%
261,800	Comfort Systems
	USA, Inc.	2,769,844
395,000	Furmanite Corp.(a)	2,472,700
682,054	Hill International,
	Inc.(a)	2,428,112
253,138	MFRI, Inc.(a)	1,771,966
296,400	Sterling Construction
	Company, Inc.(a)	2,901,756
		12,344,378
Consumer Products – Manufacturing – 6.43%
210,000	Flexsteel Industries	4,202,100
850,000	Furniture Brands
	International, Inc.(a)	1,343,000
700,000	Heelys, Inc.
	(Acquired 5/5/10, Cost
	$1,603,000)(a)(b)	1,701,000
611,000	Kimball International, Inc.	4,173,130
125,000	Motorcar Parts of
	America, Inc.
	(Acquired 4/24/2011,
	Cost $968,750)(a)(b)	945,000
199,500	Motorcar Parts of
	America, Inc.(a)	1,508,220
240,810	Orchids Paper
	Products Co.	4,334,580
100,000	Steinway Musical
	Instruments, Inc.(a)	2,521,000
150,500	Universal Electronics,
	Inc.(a)	2,546,460
		23,274,490
Consumer Services – 1.88%
290,000	Intersections, Inc.	3,488,700
525,000	Stewart Enterprises,
	Inc. – Class A	3,318,000
		6,806,700
Electronic Equipment
& Instruments – 0.47%
340,000	NAM TAI
	Electronics, Inc.	1,693,200
Energy & Related Services – 10.62%
1,010,000	Cal Dive International,
	Inc.(a)	3,908,700
381,518	CE Franklin Ltd.(a)	3,567,193
The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments Continued	April 30, 2012 (Unaudited)

Shares		Value
Energy & Related Services (Continued)
75,000	Hornbeck Offshore
	Services, Inc.(a)	$3,122,250
342,911	Matrix Service Co.(a)	4,680,735
130,394	Michael Baker Corp.(a)	2,937,777
170,000	Mitcham Industries,
	Inc.(a)	4,039,200
500,000	Newpark Resources,
	Inc.(a)	3,180,000
154,442	PHI, Inc.(a)	4,112,791
405,720	TGC Industries, Inc.(a)	4,629,265
420,400	Union Drilling, Inc.(a)	2,341,628
653,100	Uranium Energy
	Corp.(a)	1,926,645
		38,446,184
Environmental Services – 0.89%
2,125,000	Perma-Fix Environmental
	Services(a)	3,208,750
Financial Services – 6.89%
221,813	B of I Holding, Inc.(a)	3,941,617
1,000,000	Global Cash Access
	Holdings, Inc.(a)	8,450,000
253,323	Nicholas
	Financial, Inc.	3,351,463
323,588	SWS Group, Inc.(a)	1,825,036
510,000	U.S. Global Investors,
	Inc. – Class A	3,580,200
44,791	Virtus Investment
	Partners, Inc.(a)	3,780,361
		24,928,677
Food – 3.13%
82,000	Cal-Maine Foods, Inc.	2,954,460
336,000	John B. Sanfilippo
	& Son, Inc.(a)	4,858,560
545,000	Landec Corp.(a)	3,509,800
		11,322,820
Insurance – 0.85%
340,350	SeaBright Holdings,
	Inc.	3,059,747
Leisure – 1.79%
66,500	Ascent Media Corp.(a)	3,424,750
1,039,310	Century Casinos,
	Inc.(a)	3,065,965
		6,490,715

Medical Supplies & Services – 6.35%
85,604	Addus Homecare
	Corp.(a)	395,490
309,084	Allied Healthcare
	Products(a)	1,012,250
56,100	Anika Therapeutics,
	Inc.(a)	957,066
840,000	BioScrip, Inc.(a)	6,224,400
385,000	Cornerstone
	Therapeutics, Inc.(a)	2,271,500
500,000	Five Star Quality
	Care, Inc.(a)	1,715,000
2,064,000	Hooper Holmes, Inc.(a)	1,310,640
311,000	IntegraMed America,
	Inc.(a)	3,853,290
340,279	Medical Action
	Industries, Inc.(a)	1,878,340
125,900	The Ensign
	Group, Inc.	3,362,789
		22,980,765
Minerals & Resources – 0.40%
600,000	Exeter Resource
	Corp.(a)	1,440,000
Oil & Gas – 3.02%
276,900	Hallador Energy Co.	2,234,583
595,553	Magnum Hunter
	Resources Corp.(a)	3,698,384
550,000	Vaalco Energy, Inc.(a)	4,988,500
		10,921,467
Retail – 1.97%
511,000	PC Mall, Inc.(a)	3,157,980
91,223	Rush Enterprises,
	Inc.(a)	1,355,574
152,155	Systemax, Inc.(a)	2,612,501
		7,126,055
Semiconductor Related Products – 4.29%
600,000	FSI International,
	Inc.(a)	3,042,000
383,900	Integrated Silicon
	Solution, Inc.(a)	4,077,018
360,400	Photronics, Inc.(a)	2,230,876
298,650	Rudolph Technologies,
	Inc.(a)	3,225,420
430,000	Ultra Clean Holdings,
	Inc.(a)	2,945,500
		15,520,814
The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments Continued	April 30, 2012 (Unaudited)

Shares		Value
Software – 4.06%
444,177	American Software,
	Inc. – Class A	$3,677,785
225,000	Clicksoftware
	Technologies Ltd.	2,436,750
1,880,000	iPass, Inc.	4,850,400
750,000	ModusLink Global
	Solutions, Inc.(a)	3,712,500
		14,677,435
Specialty Manufacturing – 8.25%
100,000	AEP Industries, Inc.(a)	3,487,000
100,000	AM Castle & Co.(a)	1,339,000
20,274	Alamo Group, Inc.	682,828
110,000	American Railcar
	Industries, Inc.(a)	2,967,800
225,000	China Gerui Advanced
	Materials Group Ltd.
	(Acquired 6/1/10, Cost
	$1,282,500)(a)(b)	641,250
494,029	China Gerui Advanced
	Materials Group
	Ltd.(a)	1,407,983
236,200	Courier Corp.	2,425,774
175,000	Douglas Dynamics,
	Inc.	2,472,750
400,000	Federal Signal Corp.(a)	2,064,000
112,700	Global Power Equipment
	Group, Inc.(a)	2,818,627
100,000	L.B. Foster Co.	2,681,000
184,324	LMI Aerospace, Inc.(a)	3,371,286
152,080	Northern Technologies
	International Corp.(a)	1,946,624
74,000	Northwest Pipe Co.(a)	1,539,940
		29,845,862
Telecommunications – 4.79%
320,000	City Telecom
	HK Ltd. – ADR	3,712,000
730,000	Gilat Satellite
	Networks Ltd.(a)	2,993,000
285,700	Globecomm
	Systems, Inc.(a)	4,051,226
238,000	Oplink Communications,
	Inc.(a)	3,769,920
342,000	Seachange International,
	Inc.(a)	2,811,240
		17,337,386
Transportation – 3.57%
634,200	Grupo TMM
	S.A. – ADR(a)	1,300,110
530,000	Republic Airways
	Holdings, Inc.(a)	2,697,700
420,000	Scorpio Tankers, Inc.(a)	2,843,400
2,000,000	Star Bulk Carriers
	Corp.	2,000,000
310,000	StealthGas, Inc.(a)	1,953,000
312,741	USA Truck, Inc.(a)	2,151,658
		12,945,868
	TOTAL COMMON
	STOCKS
	(Cost $304,883,717)	$338,745,304

Shares	REAL ESTATE	Value
	INVESTMENT TRUSTS – 1.58%
250,000	Monmouth Real Estate
	Investment Corp. –
	Class A	$2,565,000
230,000	Whitesone Real Estate
	Investment Trust	3,178,600
	TOTAL REAL ESTATE
	INVESTMENT TRUSTS
	(Cost $4,111,507)	$5,743,600
The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments Continued	April 30, 2012 (Unaudited)

Contracts	WARRANTS – 0.00%	Value
Oil & Gas – 0.00%
59,555	Magnum Hunter Resources
	Corp. Warrant (Acquired
	8/29/2011, Cost $0)
	Expiration: 10/14/2013,
	Exercise Price
	$10.50(a)(b)(c)	$—
	TOTAL WARRANTS
	(Cost $0)	$—

	RIGHTS – 0.00%
Oil & Gas – 0.00%
305,000	Sino Clean Energy,
	Inc.(c)(d)	$—
	TOTAL RIGHTS
	(Cost $0)	$—

Shares	SHORT TERM	Value
	INVESTMENTS – 4.86%
17,583,703	Fidelity Institutional
	Money Market Funds –
	Prime Money Market
	Portfolio, 0.13%	$17,583,703
	TOTAL SHORT TERM
	INVESTMENTS
	(Cost $17,583,703)	$17,583,703
	Total Investments
	(Cost $326,578,927) –
	100.06%	$362,072,607
	Liabilities in Excess of
	Other Assets –
	(0.06)%	(224,524)
	TOTAL NET ASSETS –
	100.00%	$361,848,083

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non-Income producing security.
(b)
Restricted under Rule 144A of the Securities Act of 1933.  Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.  See Note 6 of the Notes to Financial Statements.

(c)	The price of this security was derived from an estimate of fair value using methods approved by the Fund’s Board of Directors. These securities represent $0 or 0.00% of the Fund’s net assets.
(d)	Contingent Value Right. See Note 10 of the Notes to the Financial Statements.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule

Perritt MicroCap Opportunities Fund

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)
Assets:
Investments at fair value (cost: $326,578,927)	$362,072,607
Dividends and interest receivable	53,693
Receivable for fund shares issued	348,137
Prepaid expenses	42,811
Total Assets	362,517,248
Liabilities:
Payable for investments purchased	108,432
Payable for fund shares purchased	151,183
Payable to Advisor	295,745
Payable to Directors	12,719
Payable to Chief Compliance Officer	4,911
Accrued expenses and other liabilities	96,175
Total Liabilities	669,165
Net Assets	$361,848,083
Net Assets Consist of:
Capital stock	$332,476,271
Accumulated net investment loss	(1,007,661)
Accumulated undistributed net realized loss on investments sold	(5,114,207)
Net unrealized appreciation on investments	35,493,680
Total Net Assets	$361,848,083
Capital shares issued and outstanding, $0.01 par value, 40,000,000
shares authorized	13,268,980
Net asset value price per share	$27.27

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations (Unaudited)

For the Period Ended April 30, 2012 (Unaudited)
Investment Income:
Dividend income	$1,893,133
Interest income	5,900
Total investment income	1,899,033
Expenses:
Investment advisory fee	1,708,823
Shareholder servicing	196,373
Administration fee	73,176
Printing & Mailing fees	38,108
Fund accounting expenses	35,382
Directors’ fees and expenses	22,136
Federal & state registration fees	17,574
Custodian fees	13,324
Other expense	11,739
Legal fees	11,472
Payroll expense**	10,914
Audit fees	8,814
Total expenses	2,147,835
Net investment loss	(248,802)
Realized and Unrealized Gain on Investments:
Realized gain on investments	1,618,913
Change in unrealized appreciation on investments	49,831,080
Net realized and unrealized gain on investments	51,449,993
Net Increase in Net Assets Resulting from Operations	$51,201,191

**  Chief Compliance Officer compensation

The accompanying notes to financial statements are an integral part of this statement.

Perritt MicroCap Opportunities Fund

Statements of Changes in Net Assets

	For the
	Period Ended	For the
	April 30, 2012	Year Ended
	(Unaudited)	October 31, 2011
Operations:
Net investment loss	$(248,802)	$(1,747,822)
Net realized gain on investments	1,618,913	7,076,278
Net increase/(decrease) in unrealized
appreciation on investments	49,831,080	(23,069,535)
Net increase/(decrease) in net assets resulting from operations	51,201,191	(17,741,079)
Dividends and Distributions to Shareholders:
Net investment income	—	—
Net realized gains	—	—
Total dividends and distributions	—	—
Capital Share Transactions:
Proceeds from shares issued
(1,451,454 and 4,181,974 shares, respectively)	36,962,939	108,913,526
Cost of shares redeemed
(2,607,414 and 4,929,574 shares, respectively)	(64,299,543)	(125,227,156)
Reinvestment of distributions
(0 and 0 shares, respectively)	—	—
Redemption fees	8,866	31,329
Net decrease in net assets from capital share transactions	(27,327,738)	(16,282,301)
Total Increase/(Decrease) in Net Assets	23,873,453	(34,023,380)
Net Assets
Beginning of the Period	337,974,630	371,998,010
End of the Period (including undistributed net investment
loss of ($1,007,661) and ($758,859), respectively)	$361,848,083	$337,974,630

The accompanying notes to financial statements are an integral part of these statements.

Financial Highlights

For a Fund share outstanding throughout the period

For the
Period Ended
April 30,	For the Years Ended October 31,
2012	2011	2010	2009	2008	2007
(Unaudited)

Net asset value, beginning of period	$23.43	$24.52	$19.83	$15.92	$34.24	$32.32
Income/(loss) from investment operations:
Net investment loss2	(0.02)	(0.11)	(0.15)	(0.03)	(0.13)	(0.10)
Net realized and unrealized
gain/(loss) on investments	3.86	(0.98)	4.84	3.94	(13.43)	5.06
Total from investment
operations	3.84	(1.09)	4.69	3.91	(13.56)	4.96
Less dividends and distributions:
Distributions from net
realized gains	—	—	—	—	(4.77)	(3.05)
Total dividends and distributions	—	—	—	—	(4.77)	(3.05)
Redemption fees2	—	3	—	3	—	3	—	3	0.01	0.01
Net asset value, end of period	$27.27	$23.43	$24.52	$19.83	$15.92	$34.24
Total return1	16.44	%5	(4.45%)	23.59%	24.56%	(45.32%)	16.64%
Supplemental data and ratios:
Net assets, end of period
(in thousands)	$361,848	$337,975	$371,998	$315,865	$234,350	$569,856
Ratio of net expenses to
average net assets:	1.26	%4	1.22%	1.27%	1.42%	1.37%	1.27%
Ratio of net investment loss to
average net assets:	(0.15	%)4	(0.42%)	(0.67%)	(0.18%)	(0.56%)	(0.30%)
Portfolio turnover rate	6.1	%5	25.4%	41.5%	25.4%	26.7%	28.5%

1	Total return reflects reinvested dividends but does not reflect the impact of taxes.
2	Net Investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
3	Amount is less than $0.01 per share.
4	Annualized.
5	Not Annualized.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Notes to Financial Statements (Unaudited)

April 30, 2012 (Unaudited)

Perritt MicroCap Opportunities Fund, Inc., which consists solely of the Perritt MicroCap Opportunities Fund (the “Fund”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.	Summary of Significant Accounting Policies

a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Fund’s investment advisor believes that the mean does not represent a fair value, in which case the securities are fair valued as set forth below.  Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Fund’s advisor under procedures established by and under the supervision of the Board of Directors of the Fund.  The Fund’s fair value procedures allow for the use of certain methods performed by the Fund’s advisor to value those securities for which market quotations are not readily available, at a price that the Fund might reasonably expect to receive upon a sale of such securities.  For example, these methods may be based on a multiple of earnings, or a discount from market of a similar freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

	b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Withholding taxes on foreign dividends and capital, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Investment and shareholder transactions are recorded on the trade date.

d.
Provision has not been made for federal income tax since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Notes to Financial Statements (Unaudited) Continued

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  Management determined there were no events that impacted the Fund’s Financial Statements.

f.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from GAAP.  The Fund has reclassified its investment loss for the year ended October 31, 2011 by increasing accumulated net investment income by $1,223,621, increasing accumulated net realized losses by $1 and decreasing capital stock by $1,223,622.

g.
As of and during the year ended October 31, 2011, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for any tax years before 2007.

2.	Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value.  These inputs are summarized in the three broad levels listed below:

• Level 1 –	Quoted prices in active markets for identical securities.

• Level 2 –	Other significant observable inputs (including quoted prices for similar securities or the identical security on an active market, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2012:

Perritt MicroCap Opportunities Fund

Notes to Financial Statements (Unaudited) Continued

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$31,863,253	$—	$—	$31,863,253
Consumer Staples	12,147,600	—	—	12,147,600
Energy	51,226,274	1,300,110	—	52,526,384
Financial	19,538,424	—	—	19,538,424
Health Care	21,968,516	1,012,250	—	22,980,766
Industrials	85,038,195	—	—	85,038,195
Information Technology	83,917,190	2,334,531	—	86,251,721
Materials	22,740,337	1,946,624	—	24,686,961
Telecommunication Services	3,712,000	—	—	3,712,000
Total Common Stocks	332,151,789	6,593,515	—	338,745,304
Fixed Income
Real Estate
Investment Trusts	5,743,600	—	—	5,743,600
Total Fixed Income	5,743,600	—	—	5,743,600
Short Term Investments	17,583,703	—	—	17,583,703
Total Investments
in Securities	$355,479,092	$6,593,515	$—	$362,072,607

Transfers into Level 1	$—
Transfers out of Level 1	(6,593,515)
Net transfers in and/or out of Level 1	$(6,593,515)
Transfers into Level 2	$6,593,515
Transfers out of Level 2	—
Net transfers in and/or out of Level 2	$6,593,515

The securities transferred from Level 1 to Level 2 due to the securities not trading on the last day of the period end. Transfers between levels are recognized at the end of the reporting period.

3.	Investment Advisory Agreement

The Fund has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM” or “Advisor”), with whom certain officers and directors of the Fund are affiliated.  Under the terms of the agreement, the Fund pays PCM a monthly investment advisory fee at the annual rate of 1% of the daily average net assets of the Fund.  At April 30, 2012, the Fund had fees due to PCM of $295,745.  For the six months ended April 30, 2012, the Fund incurred advisory fees of $1,708,823 pursuant to the investment advisory agreement.

PCM manages the Fund’s investments subject to the supervision of the Fund’s Board of Directors.  PCM is responsible for investment decisions and supplies investment research and portfolio management.  Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, will pay the salaries

Notes to Financial Statements (Unaudited) Continued

and fees of all officers and directors of the Fund (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Fund.

4.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$20,583,090	$—	$60,419,016

5.	Federal Income Tax Matters

As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$349,301,738
Gross tax unrealized appreciation	$60,003,629
Gross tax unrealized depreciation	(75,099,888)
Net tax unrealized depreciation on investment	(15,096,259)
Distributable ordinary income	—
Distributable long-term capital gains	—
Total distributable earnings	—
Other accumulated losses	(6,733,120)
Total accumulated losses	$(21,829,379)

The differences between book and tax basis distributable earnings are primarily related to the classification of distributions from real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”), the recognition of income from passive foreign investment companies (“PFICs”), and the deferral of losses on wash sales.

The tax composition of distributions paid during the years ended October 31, 2011 and 2010 were as follows:

	Year Ended October 31, 2011	Year Ended October 31, 2010
Ordinary Income	$—	$—
Long Term Capital Gain	—	—

As of October 31, 2011, the Fund had capital losses expiring as indicated below:

Date of Expiration	Amount
October 31, 2017	$6,733,120

Perritt MicroCap Opportunities Fund

Notes to Financial Statements (Unaudited) Continued

6.	Restricted Securities

The Fund owns investment securities which are unregistered and thus restricted as to resale.  These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund.  The Fund has no right to require registration of the unregistered securities it holds.  At April 30, 2012, the Fund held restricted securities with an aggregate market value of $3,287,250 or 0.91% of the Fund’s net assets.

7.	Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

8.	Line of Credit Arrangement

The Fund is party to an uncommitted line of credit agreement with U.S. Bank, N.A., expiring December 15, 2012, and renewed annually thereafter, under which the Fund may borrow up to the lesser of $15,000,000, 5% of the net assets of the Fund, 5% of the market value of the assets of the Fund, or 33.33% of the sum of the market value of the certain assets of the Fund.  Interest is charged on borrowings at the prevailing Prime Rate.  The Fund has borrowed under these agreements from time to time to increase the efficiency of cash flow management.  For the period from November 1, 2011 to April 30, 2012, the Fund had average borrowings of $125,099 and the weighted average interest rate on the line of credit borrowings was 3.25%.  At April 30, 2012, the Fund had no outstanding borrowings on the line of credit.

9.	Redemption Fee

The Fund charges a 2% redemption fee to those who buy and sell shares within 90 calendar days or less.  The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statement of Changes in Net Assets.

10.	Contingent Value Right

A Contingent Value Right (“CVR”) grants shareholders the right to realize the proceeds from a specified event.  Proceeds are contingent upon an outcome of the specified event.  Perritt MicroCap Opportunities Fund holds Sino Clean Energy CVRs as of April 30, 2012.  Proceeds from these rights are contingent upon a favorable lawsuit ruling or settlement relating to a complaint filed by Sino Clean Energy.  If a favorable ruling or settlement occurs, shareholders are entitled to 90% of the lawsuit proceeds, if any, less certain legal and other expenses that will be deducted from such proceeds.  The CVRs expire upon the entry of a final, non-appealable judgment or settlement in the underlying lawsuit.

Expense Example (Unaudited)	April 30, 2012

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Fund imposes a 2.00% redemption fee on shares held for 90 calendar days or less after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2011 – April 30, 2012).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  Although the Fund charges no sales load or transaction fees (other than a 2.00% redemption fee for shares held for 90 calendar days or less after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 calendar days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Perritt MicroCap Opportunities Fund

Expense Example (Unaudited) Continued	April 30, 2012

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/11	4/30/12	11/1/11 – 4/30/121
Actual	$1,000.00	$1,164.40	$6.78
Hypothetical
(5% return before expenses)	1,000.00	1,018.60	6.32

1	Expenses are equal to the Fund’s annualized expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

President’s Message	By Michael Corbett, President

The Perritt Ultra MicroCap Fund (formerly the Perritt Emerging Opportunities Fund) posted a 10.36 percent return during the first six months of fiscal 2012, which compares to the 11.02 percent return for the Russell 2000 Index and the 14.13 percent return for Russell MicroCap Index.  While the Fund lagged it benchmark during the past six months, it remains firmly ahead of its benchmark over the past three years and since inception.  The complete performance results can be viewed on page 31.  We have included both the Russell Microcap Index and the Russell 2000 Index to compare performance of the Fund to the micro-cap and small-cap segment of the marketplace.

As you may have seen from our press release on April 30, 2012, the Board of Directors and the officers approved changing the Fund’s name from Perritt Emerging Opportunities Fund to the Perritt Ultra MicroCap Fund.   We believe the new name more accurately reflects the Fund’s goal to provide investors with exposure to the most dynamic and least followed small companies listed on the exchanges.

Given the stock market’s strength during the past three years, you would think investor’s confidence would have dramatically improved.  However, the American Associate of Individual Investors (AAII) survey of investor’s confidence was below 28 percent at the end of May 2011, which is well below the long term average for this survey.  The continued troubles in the Eurozone, a potentially slowing Chinese economy and the continued partisan bickering in Washington, DC are contributing to the overall lack of confidence.  Despite all these concerns, your Ultra MicroCap Fund has done considerably better than the Fund’s benchmark the Russell MicroCap during the past three years. What investors fail to realize is that equity markets have typically climbed a “wall of worry” and that in terms of stock prices, the headwinds in the news today are largely a thing of the past. We remain confident in the future of small/micro-cap equities based on our conversations with management teams, who are much more optimistic than headlines might have you believe. Companies are reporting strong corporate profits, cash flows are rising, and management teams are strategically deploying cash by increasing dividends, buying back shares, or making accretive acquisitions.

As of April 30, 2012, the Fund’s portfolio contained the common stocks of 122 companies, seven of which were added during the past six months.  The Fund’s largest holdings and detailed description can be found on page 32 of this report.  Based on our earnings estimate, the Fund’s portfolio is trading at slightly less than 17

Michael Corbett joined the firm in 1990 as a research analyst. He was appointed co-manager of the MicroCap Opportunities Fund in 1996 and President of the Fund in 1999. A graduate of DePaul University, Mr. Corbett has been President of the Ultra MicroCap Fund since its inception. He is responsible for the daily operations of both funds and assumed the lead portfolio management duties of both the MicroCap Opportunities Fund and Ultra MicroCap Fund in October 2010.

Perritt Ultra MicroCap Fund

times 2012 earnings and less than 13 times 2013 earnings.  The average stock in the portfolio is priced at 0.6 times revenue and the median market capitalization is approximately $59 million.  Finally, the average stock in the portfolio is priced at 1.3 times book value.

Our approach to investing in the bottom decile of the micro-cap universe for the Ultra MicroCap Fund remains steadfast.  We seek quality companies with market capitalizations between $10 million and $300 million.  We believe that the Fund’s median market capital of $59 million is a testament to our strategy of investing in true micro-cap companies.  Within the domestic stock universe (excluding specialty Funds), the Fund has the lowest average market capitalization out of all 8,288 funds listed by Morningstar, as of 6/5/2012.

There are a variety of ways to judge a company’s level of quality.  While we use several different instruments to judge quality, our investment team evaluates companies based primarily on three criteria. First, we look at the quality of management and the businesses.  Second, we evaluate the potential returns on capital and equity.  Lastly, we use a strict nine factor evaluation to judge the quality of the company’s financial statements.  Our strict judgment on a company’s financial statements results in the majority of the companies in the Fund having very clean balance sheets.  As an example, the average company in the Ultra MicroCap Fund has less than 2 percent of its assets in debt.

As can be seen on page 41, the Ultra MicroCap Fund has not paid out a capital gain or dividend distribution in any of the past three fiscal years.  Given the current level of tax-loss carry forwards and current realized gains, we do not expect the Fund to pay a distribution in December 2012.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  I was one of the first three investors in the Ultra MicroCap Fund at its inception in 2004.  My initial investment remains in the Fund today and I continue to add to my investment on a regular basis.  If you have any questions or comments about this report or your investment in the Perritt Ultra MicroCap Fund, please call us toll-free at (800) 331-8936 or visit our web site at www.perrittmutualfunds.com.  Please refer to the prospectus for information about the Fund’s investment objective and strategy.

Michael J. Corbett
President

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress. The Ultra MicroCap Fund may invest in early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity market.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell Microcap index is a capitalization weighted index of 2,000 small-cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks. Book Value is the net asset value of a company, calculated by subtracting total liabilities from total assets.  Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

The Russell Microcap® Index measures the micro-cap segment of the U.S. equity market.

You cannot invest directly in an index.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Perritt Ultra MicroCap Fund

Performance* (Unaudited)	April 30, 2012

Perritt Ultra MicroCap Fund versus
Russell 2000® Index and Russell MicroCap® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell MicroCap® Index, which measures the performance of the micro-cap segment of the U.S. equity market, and the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund at inception (August 30, 2004) through April 30, 2012.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  The graph does not imply any future performance.

Performance* (Unaudited) Continued	April 30, 2012

Cumulative Total Returns**
Periods ended April 30, 2012 (Unaudited)

	Past	Past	Past	Past	Since
	6 Months	1 Year	3 Years	5 Years	Inception

Perritt Ultra MicroCap Fund	10.36%	(9.95)%	100.67%	(14.37)%	45.12%

Russell 2000® Index	11.02%	(4.25)%	74.28%	7.47%	65.90%
(reflects no deduction for
fees and expenses)

Russell MicroCap® Index	14.13%	(4.91)%	72.23%	(8.35)%	35.94%
(reflects no deduction for
fees and expenses)

Average Annual Total Returns**
Periods ended April 30, 2012 (Unaudited)

	Past	Past	Past	Since
	1 Year	3 Years	5 Years	Inception

Perritt Ultra MicroCap Fund	(9.95)%	26.13%	(3.06)%	4.98%

Russell 2000® Index	(4.25)%	20.34%	1.45%	6.83%
(reflects no deduction for
fees and expenses)

Russell MicroCap® Index	(4.91)%	19.87%	(1.73)%	4.09%
(reflects no deduction for
fees and expenses)

The Perritt Ultra MicroCap Fund’s annualized expense ratio for the period ended February 29, 2012, as stated in the statutory prospectus, was 1.66%.  The Fund imposes a 2% redemption fee on shares held for less than 90 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-331-8936.

** The chart and tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited)

Innodata Isogen, Inc. (INOD) provides publishing and related information technology, and consulting services that help media, publishing, and information services companies to create, manage, and distribute their products. The company offers its publishing services to manufacturers of reading devices in the eBook market, as well as to manufacturers of tablet computers.

Napco Security Technologies, Inc. (NSSC) manufactures and sells security products for intrusion, fire, video, wireless, access control, and door locking systems. The company offers intrusion and fire alarms, building access control systems, and electronic locking devices for commercial, residential, institutional, industrial, and governmental applications.

John B. Sanfilippo & Son, Inc. (JBSS) engages in the processing and marketing of tree nuts and peanuts in the United States. It offers raw and processed nuts, including peanuts, almonds, Brazil nuts, pecans, pistachios, filberts, cashews, English walnuts, black walnuts, pine nuts, and macadamia nuts. The company provides its products under various private labels, as well as under the Fisher, Orchard Valley Harvest, and Sunshine Country brand names.

Manitex International, Inc. (MNTX) provides engineered lifting solutions. The company designs, manufactures, and distributes boom trucks and crane products that are primarily used for industrial projects and energy exploration.

Pacific Premier Bancorp, Inc. (PPBI) operates as the holding company for Pacific Premier Bank that provides banking services to businesses. As of March 31, 2012, the company operated ten depository branches located in the cities of Costa Mesa, Huntington Beach, Los Alamitos, Newport Beach, Palm Desert, Palm Springs, San Bernardino, and Seal Beach.

Reading International, Inc. (RDI) engages in the development, ownership, and operation of entertainment and real property assets in the United States, Australia, and New Zealand. It operates multiplex theatres. As of December 31, 2011, it had interests in 55 cinemas comprising approximately 462 screens, and approximately 15.6 million square feet of land.

BioClinica, Inc. (BIOC) provides integrated clinical research technology solutions to pharmaceutical, biotechnology, and medical device companies. It also offers its solutions to other organizations, such as contract research organizations engaged in clinical studies worldwide.

Addus HomeCare Corp. (ADUS) provides a range of social and medical services to individuals in the home. The company serves individuals with special needs who are at risk of hospitalization or institutionalization, such as the elderly, chronically ill, and disabled.

HopFed Bancorp, Inc. (HFBC) operates as the holding company for Heritage Bank that provides various banking products and services primarily in western Kentucky, and middle and western Tennessee. The company offers a range of deposit products, including demand deposits, time deposits, money market accounts, passbook savings accounts, individual retirement accounts, and certificates of deposit.

Ten Largest Common Stock Holdings (Unaudited) Continued

Lakeland Industries, Inc. (LAKE) manufactures and sells safety garments and accessories for the industrial protective clothing market primarily in North America, China, India, and Brazil. The company sells its to industrial customers, such as integrated oil, utilities, chemical/petrochemical, automobile, steel, glass, construction, smelting, janitorial, pharmaceutical, electronics manufacturers, and hospitals and laboratories, as well as federal, state, and local governmental agencies and departments.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	April 30, 2012

Perritt Ultra MicroCap Fund

Schedule of Investments	April 30, 2012 (Unaudited)

Shares	COMMON STOCKS – 97.28%	Value
Aerospace & Defense – 1.72%
40,000	CPI Aerostructures,
	Inc.(a)	$647,600
70,000	Kratos Defense & Security
	Solutions, Inc.(a)	388,500
		1,036,100
Air Transport – 0.59%
33,000	AeroCentury Corp.(a)	358,380
Auto Parts & Equipment – 0.60%
108,000	SORL Auto
	Parts, Inc.(a)	363,960
Biotechnology – 2.55%
145,200	BioClinica, Inc.(a)	843,612
60,000	Trinity Biotech
	PLC – ADR	691,200
		1,534,812
Building Materials – 0.70%
48,000	U.S. Home
	Systems, Inc.	420,960
Business Services – 10.62%
75,000	Datalink Corp.(a)	763,500
321,608	Fortune Industries,
	Inc.(a)	64,322
600,000	GBS Enterprises, Inc.
	(Acquired 2/24/2011,
	Cost $750,000)(a)(b)	618,000
181,500	Innodata Isogen,
	Inc.(a)	1,000,065
585,000	Newtek Business
	Services, Inc.(a)	813,150
55,000	Perceptron, Inc.(a)	321,200
2,010,000	Quadrant 4 Systems
	Corp. (Acquired
	1/18/2011, Cost
	$603,000)(a)(b)(c)(d)	542,700
490,000	Quadrant 4 Systems
	Corp.(a)(c)(d)	132,300
90,000	RCM Technologies,
	Inc.(a)	488,700
28,500	Rentrak Corporation(a)	539,220
209,500	SmartPros Ltd.	408,525
786,550	WidePoint Corp.(a)	705,693
		6,397,375
Chemical & Related Products – 1.34%
50,800	Flexible Solutions
	International, Inc.(a)	104,140
40,000	TOR Minerals
	International, Inc.(a)	706,000
		810,140
Commercial Services & Supplies – 0.41%
82,000	General Finance
	Corp.(a)	246,000
Computers & Electronics – 7.95%
290,000	ADDvantage Technologies
	Group, Inc.(a)	710,500
48,000	Astro-Med, Inc.	402,000
117,600	Concurrent Computer
	Corporation(a)	446,880
66,000	CyberOptics Corp.(a)	652,740
275,000	Dot Hill Systems
	Corp.(a)	343,750
329,500	NAPCO Security
	Technologies, Inc.(a)	985,205
35,000	Rimage Corp.	318,150
145,000	Socket Mobile, Inc.(a)	319,000
55,000	Williams
	Controls, Inc.	607,750
		4,785,975
Construction & Engineering – 1.87%
167,900	KSW, Inc.	661,526
66,500	MFRI, Inc.(a)	465,500
		1,127,026
Consumer Products –
Manufacturing – 4.62%
49,900	AT Cross Co.(a)	572,852
331,947	Emerson
	Radio Corp.(a)	673,852
27,985	Flexsteel Industries	559,980
150,000	Heelys, Inc.(a)	364,500
435,000	Sinohub, Inc.(a)	276,443
200,000	Tandy Brands
	Accessories, Inc.(a)	338,000
		2,785,627
Consumer Services – 1.03%
72,114	Hudson Technologies,
	Inc.(a)	227,880
256,700	Noah Education
	Holdings Ltd. – ADR (a)	392,751
		620,631

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments Continued	April 30, 2012 (Unaudited)

Shares		Value
Electronic Equipment
& Instruments – 5.81%
100,000	Allied Motion
	Technologies, Inc.	$805,000
373,200	Iteris, Inc.(a)	541,140
42,000	LGL Group, Inc.(a)	305,760
35,385	Magnetek, Inc.(a)	675,853
51,000	Schmitt Industries,
	Inc.(a)	175,950
238,000	Universal Power
	Group, Inc.(a)	430,780
276,000	Wells-Gardner
	Electronics Corp.(a)	565,800
		3,500,283
Energy & Related Services – 2.30%
65,000	Acorn Energy, Inc.	811,850
61,600	CE Franklin Ltd.(a)	575,960
		1,387,810
Energy Equipment & Services – 0.60%
171,551	Orion Energy Systems,
	Inc.(a)	360,257
Environmental Services – 2.18%
440,000	Perma-Fix Environmental
	Services(a)	664,400
1,125,000	TurboSonic Technologies,
	Inc.(a)(d)	230,625
182,000	Versar, Inc.(a)	420,420
		1,315,445
Financial Services – 9.15%
41,000	B of I Holding, Inc.(a)	728,570
136,789	Bank of Commerce
	Holdings	582,721
110,100	Hennessy Advisors, Inc.	280,755
50,000	Homeowners
	Choice, Inc.	700,500
94,200	HopFed Bancorp, Inc.	837,438
105,000	MicroFinancial, Inc.	714,000
110,000	Pacific Premier
	Bancorp(a)	855,800
246,000	Riverview Bancorp,
	Inc.(a)	430,500
4,500	Virtus Investment
	Partners, Inc.(a)	379,800
		5,510,084
Food – 3.33%
119,000	G. Willi-Food
	International Ltd.(a)	554,540
63,500	John B. Sanfilippo
	& Son, Inc.(a)	918,210
152,300	Willamette Valley
	Vineyards, Inc.(a)	533,050
		2,005,800
Leisure – 3.27%
226,000	Century Casinos, Inc.(a)	666,700
151,000	Full House
	Resorts, Inc.(a)	460,550
170,000	Reading International,
	Inc.(a)	843,200
		1,970,450
Medical Supplies & Services – 7.81%
22,495	Acadia Healthcare
	Company, Inc.(a)	359,020
119,871	Adcare Health
	Systems, Inc.(a)	432,735
179,000	Addus Homecare
	Corp.(a)	826,980
112,795	Allied Healthcare
	Products(a)	369,404
578,000	American BIO Medica
	Corp.(a)	104,040
45,348	Angeion Corp.(a)	252,815
39,100	Birner Dental
	Management Services,
	Inc.	665,482
83,000	Carriage Services, Inc.	622,500
400,000	Hooper Holmes,
	Inc.(a)	254,000
78,130	Lakeland Industries,
	Inc.(a)	816,459
		4,703,435
Minerals & Resources – 1.04%
1,100,000	Deer Horn
	Metals, Inc.	111,353
170,000	Vista Gold Corp.(a)	513,400
		624,753
Motion Pictures – 0.95%
90,333	Ballantyne
	Strong, Inc.(a)	570,904

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments Continued	April 30, 2012 (Unaudited)

Shares		Value
Oil & Gas – 1.17%
133,280	American Standard
	Energy Corp.
	(Acquired 2/2/2011,
	Cost $435,750)(a)(b)	$301,213
50,000	Hallador Energy Co.	403,500
		704,713
Retail – 2.11%
200,000	1-800-Flowers.com,
	Inc.(a)	596,000
104,745	Hastings Entertainment,
	Inc.(a)	212,632
75,000	PC Mall, Inc.(a)	463,500
		1,272,132
Semiconductor Related Products – 5.28%
90,000	AXT, Inc.(a)	458,100
185,000	inTEST Corp.(a)	647,500
420,200	On Track Innovations
	Ltd.(a)	701,734
300,000	Ramtron International
	Corp.(a)	696,000
67,700	Sparton Corporation(a)	677,000
		3,180,334
Software – 4.18%
54,200	American Software,
	Inc. – Class A	448,776
360,000	ARI Network
	Services, Inc.(a)	558,000
90,000	Bsquare Corp.(a)	270,000
79,200	Evolving Systems, Inc.	450,648
264,400	Navarre Corp.(a)	478,564
30,000	Versant Corp.(a)	309,000
		2,514,988
Specialty Manufacturing – 7.67%
131,046	China Solar & Clean
	Energy Solutions, Inc.
	Acquired 3/15/2005,
	10/3/2005, and 3/5/2008,
	Cost $441,000)(a)(b)	13,105
73,000	Core Molding
	Technologies, Inc.(a)	606,630
141,500	CTI Industries Corp.	669,295
516,190	Digital Ally, Inc.(a)	387,142
24,774	Friedman Industries	289,608
90,000	Manitex International,
	Inc.(a)	857,700
31,000	Nobility Homes, Inc.(a)	223,820
32,000	Northern Technologies
	International Corp.(a)	409,600
628,000	Techprecision Corp.(a)	533,800
13,000	Universal Stainless & Alloy
	Products, Inc.(a)	603,200
166,667	Worldwide Energy &
	Manufacturing USA, Inc.
	(Acquired 1/26/2010,
	Cost $749,997)(a)(b)(c)	20,000
46,183	Worldwide Energy &
	Manufacturing USA,
	Inc.(a)(c)	5,542
		4,619,442
Telecommunications – 3.35%
110,000	CalAmp Corp.(a)	657,800
311,000	Management Network
	Group, Inc.(a)	786,830
24,000	Micronetics, Inc.(a)	191,520
196,700	TeleCommunication
	Systems, Inc. –
	Class A(a)	379,631
		2,015,781
Transportation – 3.08%
300,000	Euroseas Ltd.	561,000
559,300	Frozen Food Express
	Industries, Inc.(a)	732,683
65,000	Vitran Corp, Inc.(a)	558,350
		1,852,033
	TOTAL COMMON
	STOCKS
	(Cost $59,548,519)	$58,595,630

Contracts	WARRANTS – 0.00%
Oil & Gas
35,625	American Standard Energy
	Corp. Warrant A
	(Acquired 2/24/2011,
	Cost $0) Expiration:
	12/31/2012, Exercise
	Price: $5.00(a)(b)(c)	$—

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments Continued	April 30, 2012 (Unaudited)

Contracts	WARRANTS – 0.00%	Value
Oil & Gas (Continued)
35,625	American Standard
Energy Corp. Warrant B
(Acquired 2/24/2011,
Cost $0) Expiration:
12/31/2012, Exercise
	Price: $6.50(a)(b)(c)	$—
Business Services
600,000	GBS Enterprises, Inc.
Warrant (Acquired
2/24/2011, Cost $0)
Expiration: 2/22/2014,
Exercise Price:
	$1.50(a)(b)(c)	—
1,666,667	Quadrant 4 Systems Corp.
Warrant (Acquired
1/18/2011, Cost $0)
Expiration: 1/1/2016,
Exercise Price:
	$0.60(a)(b)(c)	—
Consumer Products – Manufacturing
52,500	Sinohub, Inc. Warrant
(Acquired 3/21/2011,
Cost $0) Expiration:
1/18/2016, Exercise
	Price: $0.60(a)(b)(c)	—
Specialty Manufacturing
418,518	Worldwide Energy &
Manufacturing USA,
Inc. Warrant (Acquired
1/26/2010, Cost $0)
Expiration: 1/26/2015,
Exercise Price:
	$5.65(a)(b)(c)	—
TOTAL WARRANTS
	(Cost $0)	$—

Principal	FIXED INCOME
Amount	SECURITIES – 0.41%	Value
$ 250,000	Real Estate Investment
Trust – 0.41%
Monmouth Capital
Corporation
(Acquired 3/30/2005,
Cost $250,000) 8.00%,
	3/30/2015(b)(c)	$250,000
FIXED INCOME
SECURITIES – 0.41%
TOTAL FIXED
INCOME SECURITIES
	(Cost $250,000)	$250,000

Shares	SHORT TERM	Value
INVESTMENTS – 2.24%
1,349,192	Fidelity Institutional
Money Market Funds –
Prime Money Market
	Portfolio, 0.13%	$1,349,192
TOTAL SHORT TERM
INVESTMENTS
	(Cost $1,349,192)	$1,349,192
Total Investments
(Cost $61,147,711) –
	99.93%	$60,194,822
Other Assets in Excess
of Liabilities –
	0.07%	40,520
TOTAL NET ASSETS –
	100.00%	$60,235,342

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non-Income producing security.
(b)
Restricted under Rule 144A of the Securities Act of 1933.  Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.  See Note 6 of the Notes to Financial Statements.

(c)	The price of this security was derived from an estimate of fair value using methods approved by the Fund’s Board of Directors. These securities represent $950,542 or 1.58% of the Fund’s net assets.
(d)	Affiliated issuer. See Note 10 of the Notes to Financial Statements.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)
Assets:
Investments at value
Unaffiliated issuers (Cost $59,711,451)	$59,289,197
Affiliated issuers (Cost $1,436,260)	905,625
Receivable for investments sold	154,315
Receivable for fund shares issued	4,066
Dividends and interest receivable	9,771
Prepaid expenses	22,239
Total Assets	60,385,213
Liabilities:
Payable for fund shares purchased	35,282
Payable to Advisor	61,871
Payable to Directors	12,719
Payable to Chief Compliance Officer	4,912
Accrued expenses and other liabilities	35,087
Total Liabilities	149,871
Net Assets	$60,235,342
Net Assets Consist of:
Capital stock	$63,236,352
Accumulated net investment loss	(217,412)
Accumulated undistributed net realized loss on investments sold	(1,830,709)
Net unrealized depreciation on investments	(952,889)
Total Net Assets	$60,235,342

Capital shares issued and outstanding, $0.00001 par value; 100,000,000
shares authorized	5,001,887
Net asset value price per share	$12.04

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations (Unaudited)

For the Period Ended April 30, 2012 (Unaudited)
Investment Income:
Dividend income
Unaffiliated Issuers	$326,025
Affiliated Issuers	—
Less: Foreign tax withheld	(1,120)
Issuance Fees	(7,668)
Interest income	10,903
Total investment income	328,140
Expenses:
Investment advisory fee	368,517
Shareholder servicing	48,061
Federal & state registration fees	19,676
Directors’ fees and expenses	22,136
Fund accounting expenses	19,294
Legal fees	11,200
Payroll expense**	10,914
Printing and mailing expenses	11,006
Audit fees	8,814
Custodian fees	7,570
Administration fee	13,231
Other expense	5,133
Total expenses	545,552
Net investment loss	(217,412)
Realized and Unrealized Loss on Investments:
Realized gain on investments	247,463
Change in unrealized appreciation on investments	5,528,679
Net realized and unrealized gain
on investments	5,776,142
Net Increase in Net Assets Resulting from Operations	$5,558,730

** Chief Compliance Officer compensation

The accompanying notes to financial statements are an integral part of this statement.

Perritt Ultra MicroCap Fund

Statements of Changes in Net Assets

	For the
	Period Ended	For the
	April 30, 2012	Year Ended
	(Unaudited)	October 31, 2011
Operations:
Net investment loss	$(217,412)	$(1,017,762)
Net realized gain on investments	247,463	4,784,214
Net increase/(decrease) in unrealized
appreciation on investments	5,528,679	(1,073,523)
Net increase/(decrease) in net assets resulting from operations	5,558,730	2,692,929
Dividends and Distributions to Shareholders:
Net realized gains	—	—
Total dividends and distributions	—	—
Capital Share Transactions:
Proceeds from shares issued
(621,657 and 3,258,982 shares, respectively)	7,098,045	40,567,358
Cost of shares redeemed
(1,425,056 and 6,149,554 shares, respectively)	(15,720,230)	(76,542,509)
Reinvestment of distributions
(0 and 0 shares, respectively)	—	—
Redemption fees	9,297	39,341
Net decrease in net assets from capital share transactions	(8,612,888)	(35,935,810)
Total Decrease in Net Assets	(3,054,158)	(33,242,881)
Net Assets
Beginning of the Period	63,289,500	95,532,381
End of the Period (including undistributed net investment
loss of ($217,412) and ($0), respectively)	$60,235,342	$63,289,500

The accompanying notes to financial statements are an integral part of these statements.

Financial Highlights

For a Fund share outstanding throughout the period

For the
Period Ended
April 30,	For the Years Ended October 31,
2012	2011	2010	2009	2008	2007
(Unaudited)

Net asset value, beginning of period	$10.90	$11.10	$8.14	$6.42	$16.45	$14.35
Income/(loss) from investment operations:
Net investment loss1	(0.04)	(0.15)	(0.06)	(0.03)	(0.16)	(0.06)
Net realized and unrealized
gain/(loss) on investments	1.18	(0.06)	3.02	1.75	(8.28)	2.90
Total from investment
operations	1.14	(0.21)	2.96	1.72	(8.44)	2.84
Less dividends and distributions:
Distributions from net
realized gains	—	—	—	—	(1.59)	(0.76)
Total dividends and distributions	—	—	—	—	(1.59)	(0.76)
Redemption fees1	—	3	0.01	—	3	—	3	—	3	0.02
Net asset value, end of period	$12.04	$10.90	$11.10	$8.14	$6.42	$16.45
Total return2	10.36	%5	(1.80%)	36.36%	26.79%	(56.37%)	21.13%
Supplemental data and ratios:
Net assets, end of period
(in thousands)	$60,235	$63,290	$96,532	$64,002	$40,794	$119,323
Ratio of net expenses to
average net assets:	1.85	%4	1.65%	1.72%	2.12%	1.87%	1.59%
Ratio of net investment loss to
average net assets:	(0.74	%)4	(1.11%)	(0.57%)	(0.07%)	(1.42%)	(0.41%)
Portfolio turnover rate	8.0	%5	17.9%	29.0%	19.6%	13.2%	34.4%

1	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
2	Total return reflects reinvested dividends but does not reflect the impact of taxes.
3	Amount is less than $0.01 per share.
4	Annualized.
5	Not Annualized.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Notes to Financial Statements (Unaudited)

April 30, 2012 (Unaudited)

Perritt Funds, Inc., which consists solely of the Perritt Ultra MicroCap Fund (the “Fund”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.	Summary of Significant Accounting Policies

a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Fund’s investment advisor believes that the mean does not represent a fair value, in which case the securities are fair valued as set forth below.  Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Fund’s advisor under procedures established by and under the supervision of the Board of Directors of the Fund.  The Fund’s fair value procedures allow for the use of certain methods performed by the Fund’s advisor to value those securities for which market quotations are not readily available, at a price that the Fund might reasonably expect to receive upon a sale of such securities.  For example, these methods may be based on a multiple of earnings, or a discount from market of a similar freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

	b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Withholding taxes on foreign dividends and capital, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Investment and shareholder transactions are recorded on the trade date.

d.
Provision has not been made for federal income tax since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were

Notes to Financial Statements (Unaudited) Continued

issued. Management determined that there were no events that impacted the Fund’s Financial Statements.

f.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from GAAP.  The Fund has reclassified its net investment loss for the year ended October 31, 2011 by increasing accumulated net investment income by $1,017,803, increasing accumulated net realized losses by $40, and decreasing capital stock by $1,017,763.

g.
As of and during the year ended October 31, 2011, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for any tax years before 2007.

2.	Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value.  These inputs are summarized in the three broad levels listed below:

• Level 1 –	Quoted prices in active markets for identical securities.

• Level 2 –	Other significant observable inputs (including quoted prices for similar securities or the identical security on an inactive market, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2012:

Perritt Ultra MicroCap Fund

Notes to Financial Statements (Unaudited) Continued

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$9,897,143	$669,295	$—	$10,566,438
Consumer Staples	2,005,800	—	—	2,005,800
Energy	1,280,673	—	—	1,280,673
Financial	5,510,084	—	—	5,510,084
Health Care	3,511,587	1,287,701	—	4,799,288
Industrials	12,875,043	408,525	—	13,283,568
Information Technology	16,703,307	1,102,542	—	17,805,849
Materials	2,934,330	409,600	—	3,343,930
Total Common Stocks	$54,717,967	$3,877,663	$—	$58,595,630
Fixed Income
Real Estate Investment Trusts	—	—	250,000	250,000
Total Fixed Income	—	—	250,000	250,000
Short Term Investments	1,349,192	—	—	1,349,192
Total Investments in Securities	$56,067,159	$3,877,663	$250,000	$60,194,822

Transfers into Level 1	$2,715,802
Transfers out of Level 1	(1,589,529)
Net transfers in and/or out of Level 1	$1,126,273
Transfers into Level 2	$1,589,529
Transfers out of Level 2	(2,715,802)
Net transfers in and/or out of Level 2	$(1,126,273)

The securities transferred from Level 1 to Level 2 due to the securities not trading on the last day of the period end.

The securities transferred from Level 2 to Level 1 due to an increase of observable market data from an increase in market activity.  Transfers between levels are recognized at the end of the reporting period.

Below is a reconciliation that details the activity of the securities in Level 3 from November 1, 2011 to April 30, 2012:

Beginning Balance – November 1, 2011	$450,000
Net purchases/(sales)	—
Transfers in/(out) of level 3	—
Total realized and unrealized gains/(losses)	(200,000)
Accrued accretion/(amortization)	—
Ending Balance – April 30, 2012	$250,000

3.	Investment Advisory Agreement

The Fund has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM” or “Advisor”), with whom certain officers and directors of the Fund are affiliated.  Under the terms of this agreement, the Fund pays an annual investment advisory fee equal to 1.25% of its average net assets less than or equal to $100 million; 1.00% with respect to

Notes to Financial Statements (Unaudited) Continued

average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average net assets in excess of $200 million.  At April 30, 2012, the Fund had fees due to PCM of $61,871.  For the six months ended April 30, 2012, the Fund incurred advisory fees of $368,517 pursuant to the investment advisory agreement.

PCM manages the Fund’s investments subject to the supervision of the Fund’s Board of Directors.  PCM is responsible for investment decisions and supplies investment research and portfolio management.  Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, will pay the salaries and fees of all officers and directors of the Fund (except the Chief Compliance Officer’s Salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Fund.

4.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$4,665,139	$—	$13,356,700

5.	Federal Income Tax Matters

As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$69,884,780
Gross tax unrealized appreciation	$13,094,526
Gross tax unrealized depreciation	(19,585,301)
Net tax unrealized depreciation on investment	(6,490,775)
Distributable ordinary income	—
Distributable long-term capital gains	—
Total distributable earnings	—
Other accumulated losses	(2,068,965)
Total accumulated losses	$(8,559,740)

The difference between book and tax basis distributable earnings are primarily related to the deferral of losses on wash sales.

The tax composition of distributions paid during the years ended October 31, 2011 and 2010 were as follows:

	Year Ended October 31, 2011	Year Ended October 31, 2010
Ordinary Income	$—	$—
Long Term Capital Gain	—	—

As of October 31, 2011, the Fund had capital losses expiring as indicated below:

Date of Expiration	Amount
October 31, 2017	$2,068,965

Perritt Ultra MicroCap Fund

Notes to Financial Statements (Unaudited) Continued

6.	Restricted Securities

The Fund owns investment securities which are unregistered and thus restricted as to resale.  These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund.  The Fund has no right to require registration of the unregistered securities it holds.  At April 30, 2012, the Fund held restricted securities with an aggregate market value of $1,745,018 or 2.90% of the Fund’s net assets.

7.	Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

8.	Line of Credit Arrangement

The Fund is party to an uncommitted line of credit agreement with U.S. Bank, N.A., expiring December 15, 2012, and renewed annually thereafter, under which the Fund may borrow up to the lesser of $4,500,000, 5% of the net assets of the Fund, 5% of the market value of the assets, or 33.33% of the sum of the market value of the certain assets of the Fund.  Interest is charged on borrowings at the prevailing Prime Rate.  The Fund has borrowed under these agreements from time to time to increase the efficiency of cash flow management.  For the period from November 1, 2011 to April 30, 2012, the Fund had average borrowings of $102,423 and the weighted average interest rate on the line of credit borrowings was 3.25%.  At April 30, 2012, the Fund had no outstanding borrowings on the line of credit.

9.	Redemption Fee

The Fund charges a 2% redemption fee to those who buy and sell shares within 90 calendar days or less.  The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statement of Changes in Net Assets.

Notes to Financial Statements (Unaudited) Continued

10.	Transactions with Affiliates

The following issuers were affiliated with the Perritt Ultra MicroCap Fund, as the Fund held 5% or more of the outstanding voting securities of the issuer during the period from November 1, 2011 through April 30, 2012.  See Section (2)(a)(3) of the Investment Company Act of 1940.

						Value At
	Share Balance At			Share Balance At	Dividend	April 30,
Issuer Name	November 1, 2011	Additions	Reductions	April 30, 2012	Income	2012
TurboSonic
Technologies,
Inc.	1,110,000	15,000	—	1,125,000	$—	$230,625

Quadrant 4
Systems Corp.	2,500,000	—	—	2,500,000	—	675,000
					$—	$905,625

Perritt Ultra MicroCap Fund

Expense Example (Unaudited)	April 30, 2012

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Fund imposes a 2.00% redemption fee on shares held for 90 calendar days or less after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2011 – April 30, 2012).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  Although the Fund charges no sales load or transaction fees (other than a 2.00% redemption fee for shares held for 90 calendar days or less after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 calendar days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expense Example (Unaudited) Continued	April 30, 2012

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/11	4/30/12	11/1/11 – 4/30/121
Actual	$1,000.00	$1,103.60	$9.68
Hypothetical
(5% return before expenses)	1,000.00	1,015.66	9.27

1
Expenses are equal to the Fund’s annualized expense ratio of 1.85% for the six-month period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Perritt Ultra MicroCap Fund

Advisory Agreements

April 30, 2012

The Board of Directors met in person on December 2, 2011 to consider, among other things, the Funds’ investment advisory agreements (the “Advisory Agreements”).  The Directors, including a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act) of any party to the Advisory Agreements or any of their affiliates, approved the Advisory Agreements.

The Directors requested and evaluated materials from the Funds’ investment adviser (the “Adviser”).  In addition, the Funds’ administrator provided the Directors with a detailed report pursuant to Section 15(c) of the Investment Company Act.  The report includes an in-depth analysis of the Funds’ performance, fees and expenses as compared to other funds in the Funds’ peer group.  Data is compiled by Lipper and identifies a group of similar funds as to investment classification, asset size and load types.  In addition to data from the peer group, the Funds compared favorably with the Lipper Small-Cap Core Fund Index over the longer term.  Additional information provided to the board included a discussion of the Adviser’s personnel committed to investment management, administration and compliance.

In evaluating the materials and the Advisory Agreements, the Directors consulted with counsel to the Funds.  The Directors also discussed the Advisory Agreements in executive session with Fund counsel, at which no representatives of the Adviser were present.

The Directors did not consider any single factor as determinative.  The Directors determined that the overall arrangement between the Funds and the Adviser, as provided in the Advisory Agreements, was fair and reasonable and that the approval of the Advisory Agreements was in the best interests of the Funds and their shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Directors received and considered information regarding the nature, extent and quality of the services provided to the Funds under the Advisory Agreements.  The Directors considered the background and experience of the Adviser’s management and the expertise of, and the amount of attention given to the Funds by, investment personnel of the Adviser.  In addition, the Directors reviewed the qualifications, backgrounds and responsibilities of the portfolio management team and the infrastructure supporting the team.  The Directors also considered the quality of the material service providers to the Funds, who provide administrative and distribution services on behalf of the Funds.  In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser and its responsiveness to questions and concerns raised by the Directors.

Based on these considerations and other factors, the Directors concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser

At the request of the Directors, the Adviser provided information regarding the profitability to the Adviser in providing services to the Funds.  The Directors reviewed and discussed this information.  The Directors recognized that this information was not audited.

Advisory Agreements Continued

The Directors believe that the level of profit is reasonable.  The expense ratios will be monitored and periodic reports will be made to the Board of Directors to ensure that the Adviser is making every effort to contain or reduce ongoing expenses.  The Board of Directors determined that the level of profit to the Adviser was fair and reasonable.

Advisory Fee and Economies of Scale

The Directors also reviewed reports comparing the Funds’ expense ratios and the advisory fee paid by the Funds to those of other comparable mutual funds and concluded that the advisory fee paid by the Funds and the Funds’ expense ratios were within the range of comparable mutual funds.  The Directors noted that the investment advisory fees are not adjusted if economies of scale are realized as the Funds grow, but did not consider that factor to be significant in light of the other factors considered.

Fees Relative to the Adviser’s Other Clients

The Directors received and considered information about the fee rates charged to the Adviser’s other clients, and concluded that the fee rates charged to the Funds in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Funds have continued to operate within their stated investment philosophy and objectives and have been compliant with their investment restrictions. As noted in the 15(c) Report, the Perritt MicroCap Opportunities Fund’s performance was below the peer group median but still within range of the three month figure. The MicroCap Fund compares less favorably over the one year and more favorably over the ten year period.  The Perritt Ultra MicroCap Fund’s performance is above its Lipper Category average for the 1 Month, Year-to-Date and 1 Year periods. The Perritt Microcap Opportunities Fund’s performance is above the category average for the 1 Month period, but trails on the Year-to-Date and 1 Year periods.

In the portfolio managers report, it was pointed out that both the Perritt MicroCap Opportunities Fund’s and the Perritt Ultra MicroCap Fund’s performance were better than most of their peers. It was also noted that Funds have performed well against their benchmarks during market declines.

Based on its evaluation of the performance of the Funds, the directors determined that it is in the best interests of the Funds and their shareholders that the Adviser continue to manage the Funds.

Conclusions

The Directors concluded that based on performance, nature, and extent and quality of services provided, that the costs of those services were fair and reasonable.  The Directors further determined that the Funds and their shareholders had received reasonable value from the Adviser’s services.  The Directors, after considering all of the matters above, unanimously approved the renewal of the Advisory Agreements.

Directors and Officers (Unaudited)

The Funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Funds’ directors are independent of Perritt Capital Management, Inc. The inside director is an officer of Perritt Capital Management. The Board of Directors elects the Funds’ officers.  The business address of each director and officer is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606.

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Independent Directors of the Fund

Dianne C. Click	Director	Indefinite, until	Ms. Click is a licensed Real	None
Age: 49		successor	Estate Broker in the State
	Portfolios in	elected;	of Montana. She has been
	Fund Complex	16 years,	a partner and a principal
	Overseen: 2	Perritt MicroCap	owner of a real estate sales
		Opportunities	company, Bozeman Broker
		Fund;	Group, since April 2004.
		8 years,	She has been licensed
		Perritt Ultra	in the state of Montana
		MicroCap Fund	since 1995.

David S. Maglich	Director	Indefinite, until	Mr. Maglich is a Shareholder	None
Age: 55		successor	with the law firm of Fergeson,
	Portfolios in	elected;	Skipper, et. al. in Sarasota,
	Fund Complex	23 years,	Florida and has been employed
	Overseen: 2	Perritt MicroCap	with such firm since April 1989.
Opportunities
Fund;
8 years,
Perritt Ultra
MicroCap Fund

Directors and Officers (Unaudited) Continued

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Inside Director of the Fund

Michael J.
Corbett(1)	President	One-year term	Mr. Corbett has been	None
Age: 46		as President;	President of the Perritt
	Portfolios in	As Director,	MicroCap Opportunities
	Fund Complex	indefinite until	Fund since November
	Overseen: 2	successor	1999 and President of the
		elected;	Perritt Ultra MicroCap Fund
		Director since	since August 2004. He has
		October 5, 2010;	served as President of the
		12 years as	Advisor since October 5,
		President of	2010, and previously served
		Perritt MicroCap	as Vice President of the
		Opportunities	Advisor from February
		Fund;	1997 until October 5, 2010.
		8 years as	Mr. Corbett began his
		President of	tenure with Perritt Capital
		Perritt Ultra	Management in 1990 as a
		MicroCap Fund	research analyst. He assumed
portfolio management
responsibilities in 1996
and now serves as portfolio
manager for both funds.

Directors and Officers (Unaudited) Continued

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Officers of the Fund other than Mr. Corbett

Gerald W. Perritt	Vice President	One-year term;	Dr. Perritt was a director of	N/A
Age: 69		12 years as	the Perritt MicroCap
		Vice President	Opportunities Fund and the
		of Perritt	Perritt Ultra MicroCap Fund
		MicroCap	from their inception until
		Opportunities	October 5, 2010. He has
		Fund;	been Vice President of the
		8 years as	Perritt MicroCap Opportunities
		Vice President	Fund since November 1999
		of Perritt Ultra	and Vice President of the Perritt
		MicroCap Fund	Ultra MicroCap Fund since
August 2004. He served as
President of the Advisor from
its inception in 1987 until
October 5, 2010.

Mark Buh	Vice President	One-year term	Mr. Buh has been Vice	N/A
Age: 50	and Treasurer		President and Treasurer of the
Funds and Chief Financial
Officer of the Adviser since
February 2012. He has over
25 years of experience in
corporate accounting,
administration, tax analysis
and strategic planning for
growth and development. He
has a BS in accounting, an
MBA from DePaul University,
and is a CPA and CFA.

Allison B. Hearst	Secretary	One-year term	Mrs. Hearst has 14 years of	N/A
Age: 49			experience in the mutual fund
		2 years	industry, including a previous
tenure at the Advisor beginning
in 1990. Mrs. Hearst returned
to the Advisor in 2007.

Directors and Officers (Unaudited) Continued

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Lynn E.
Burmeister	Vice President	One-year term	Mrs. Burmeister has been the	N/A
Age: 53	and Chief		Chief Compliance Officer
	Compliance	2 years	since May 1, 2010, and
	Officer		oversees all compliance
matters for the funds and the
advisor. She also coordinates
the administration of the Funds
and is a liaison with the firm’s
corporate counsel. Mrs.
Burmeister has worked in the
financial industry since 1980.
Her previous experience
includes work at Harris
Associates, Gofen & Glossberg
and Optimum Investments.

(1)  Mr. Corbett is an interested person of the Funds based upon his position with the Advisor.

MicroCap Opportunities Fund
Ultra MicroCap Fund

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ latest Forms N-Q are also available without charge upon request by calling 1-800-331-8936.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Advisor at 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents: To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Funds at 1-800-331-8936 or contact your financial institution.  You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents: You may choose to receive the Funds’ prospectus and annual and semi-annual reports electronically.  To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name.  Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent.  If your brokerage firm is not listed, electronic delivery may not be available.  Please contact your brokerage firm or financial advisor.

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 2880
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145-1524

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133.

The Funds’ Statements of Additional Information contain information about the Funds’ directors and are available without charge upon request by calling 1-800-332-3133.

MicroCap Opportunities Fund

Ultra MicroCap Fund

Minimum Initial Investment $1,000
IRA Minimum Initial Investment $250
Dividend Reinvestment Plan
Systematic Withdrawal Plan
Automatic Investment Plan
Retirement Plans Including:

• IRA	• Roth IRA
• SEP-IRA	• Coverdell Education
• Simple IRA	Savings Account

2% redemption fee imposed for shares
held ninety (90) calendar days or less.

This report is authorized for distribution
only to shareholders and others who have
received a copy of the prospectus of the
Perritt MicroCap Opportunities Fund and/or
the Perritt Ultra MicroCap Fund.

300 S. Wacker Drive • Suite 2880 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: PerrittCap@PerrittCap.com
Web Site: www.perrittmutualfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(a)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Perritt Funds, Inc.

By (Signature and Title)*                /s/ Michael J. Corbett
Michael J. Corbett, President

Date     6/27/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                /s/ Michael J. Corbett
Michael J. Corbett, President

Date     6/27/2012

By (Signature and Title)*                /s/ Mark J. Buh
Mark J. Buh, Treasurer

Date     6/27/2012

* Print the name and title of each signing officer under his or her signature.